Exhibit 10.3

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AFTER RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT. THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

THESE SECURITIES REPRESENTED HEREBY ARE ALSO SUBJECT TO RIGHTS AND OBLIGATIONS AS SET FORTH IN A SECURITIES PURCHASE AGREEMENT DATED AS OF MARCH 25, 2004, AND A REGISTRATION RIGHTS AGREEMENT DATED AS OF MARCH 25, 2004, IN EACH CASE AMONG STAR SCIENTIFIC, INC. AND CERTAIN OTHER PARTIES THERETO AS SUCH MAY BE AMENDED FROM TIME TO TIME.

SECOND AMENDED & RESTATED

COMMON STOCK PURCHASE WARRANT

To Purchase 502,681 Shares of $0.0001 par value Common Stock of

Star Scientific, Inc.

THIS SECOND AMENDED AND RESTATED COMMON STOCK PURCHASE WARRANT (the “Warrant”) CERTIFIES that, for value received, MANCHESTER SECURITIES CORP., a New York corporation (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after March 25, 2004 (the “Initial Exercise Date”) and on or prior to the close of business on the fifth (5th) anniversary of the Initial Exercise Date (the “Termination Date”) but not thereafter (the “Exercise Period”), to subscribe for and purchase from Star Scientific, Inc., a corporation incorporated in Delaware (the “Company”), up to 502,681 shares (the “Warrant Shares”) of Common Stock, par value $0.0001 per share, of the Company (the “Common Stock”). This Warrant amends, restates and supercedes in all respects the Common Stock Purchase Warrant originally issued by the Company to the Holder on March 25, 2004, as amended and restated on April 15, 2004. The purchase price of one share of Common Stock (the “Exercise Price”) under this Warrant shall be $4.00, subject to adjustment hereunder. The Exercise Price and the number of Warrant Shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the “Purchase Agreement”), dated March 25, 2004, between the Company and the purchaser signatory thereto.

1. Title to Warrant. Prior to the Termination Date and subject to compliance with applicable laws and Section 7 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed and (b) any other documentation reasonably necessary to satisfy the Company that such transfer is in compliance with all applicable securities laws. The term “Holder” shall refer to the Purchaser or any subsequent transferee of this Warrant.

2. Authorization of Warrant Shares. The Company represents and warrants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue and any taxes, liens and charges due because of actions taken by Holder).

3. Exercise of Warrant.

(a) Except as provided in Section 4 herein, exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date and on or before the Termination Date by (i) delivering (which may be by facsimile) this Warrant with the Notice of Exercise Form annexed hereto completed and duly executed, to the offices of the Company (or such other office or agency (including the transfer agent, if applicable) of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) and (ii) delivering payment of the Exercise Price of the shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank or by means of a cashless exercise pursuant to Section 3(d). The Holder exercising its purchase rights in accordance with the preceding sentence shall be entitled to receive a certificate for the number of Warrant Shares so purchased. Certificates for shares purchased hereunder shall be delivered to the Holder within five (5) Trading Days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other person so designated to be named therein (provided that the Holder complies with the restrictions in Section 1 and Section 7 for transfer) shall be deemed to no longer hold this Warrant with respect to such shares and to have become a holder of record of such shares for all purposes, in each case as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 5 prior to the issuance of such shares, have been paid. If the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 3(a) by the fifth Trading Day after the date of exercise, then the Holder will have the right to rescind such exercise. In addition to any other rights available to the Holder, if the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise by the fifth Trading Day after the date of exercise and the Holder has not rescinded such exercise pursuant to this Section 3(a), and if after such fifth Trading Day the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue by (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

(b) In the event that the Warrant is not exercised in full, the number of Warrant Shares shall be reduced by the number of such Warrant Shares for which this Warrant is exercised and/or surrendered, and the Company, if requested by Holder and at its expense, shall within ten (10) Trading Days (as defined below) after surrender by Holder of this Warrant to the Company, issue and deliver to the Holder a new Warrant of like tenor in the name of the Holder or as the Holder (upon payment by Holder of any applicable transfer taxes) may request, reflecting such adjusted Warrant Shares. Notwithstanding anything to the contrary set forth herein, upon exercise of any portion of this Warrant in accordance with the terms hereof, the Holder shall not be required to physically surrender this Warrant to the Company unless such Holder is purchasing the full amount of Warrant Shares represented by this Warrant, in which case the Holder shall promptly surrender the Warrant to the Company. The Holder and the Company shall maintain records showing the number of Warrant Shares so purchased hereunder and the dates of such purchases or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Warrant upon each such exercise. The Holder and any assignee, by acceptance of this Warrant or a new Warrant, acknowledge and agree that, by reason of the provisions of this Section, following exercise of any portion of this Warrant, the number of Warrant Shares which may be purchased upon exercise of this Warrant may be less than the number of Warrant Shares set forth on the face hereof.

(c) 4.99% and Principal Market Regulation Limitations.

(i) 4.99% Limitation. Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon exercise pursuant to the terms hereof shall not, when added to the total number of shares of Common Stock deemed beneficially owned by such Holder at such time (other than by virtue of the ownership of securities or rights to acquire securities (including the Warrant Shares) that have limitations on the Holder’s right to convert, exercise or purchase similar to the limitation set forth herein), as determined pursuant to the rules and regulations promulgated under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), including all shares of Common Stock deemed beneficially owned (other than by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitations set forth herein) at such time by persons that would be aggregated for purposes of determining whether a group under Section 13(d) of the 1934 Act exists, exceed 4.99% of the total issued and outstanding shares of the Common Stock (the “Restricted Ownership Percentage”). Holder shall have the right (w) at any time and from time to time to reduce its Restricted Ownership Percentage immediately upon notice to the Company and (x) (subject to waiver) at any time and from time to time, to increase its Restricted Ownership Percentage immediately in the event of the announcement as pending or planned, of a Change in Control Transaction (as defined in the Debentures issued by the Company to Holder on March 25, 2004, as amended and restated as of April 15, 2004 and as further amended and restated as of September 15, 2004 (the “Debentures”). ).

(ii) Principal Market Regulation. The Company shall not be obligated to issue any shares of Common Stock upon exercise of this Warrant, whether pursuant to this Section 3, or otherwise, if the issuance of such shares of Common Stock would exceed that number of shares of Common Stock which the Company may issue (i) upon exercise of this Warrant, (ii) upon conversion of the Debentures, (iii) to Elliott Associates, L.P. (“EALP”) and Elliott International, L.P. (“EILP”) pursuant to a separate Securities Purchase Agreement dated as of April 15, 2004 (the “Elliott Purchase Agreement”) (the issuances of shares to EALP and EILP being referred to herein as the “Elliott Purchased Shares”), (iv) exercises of an option (the “Option”) granted to each of EALP and EILP under the Elliott Purchase Agreement pursuant to the terms set forth therein (the shares issued upon exercise of the Option shall be referred to herein as the “Option Shares”), (v) in connection with any other sale, issuance or potential issuance of Common Stock by the Company that may be considered by the Principal Market to be the same “transaction,” for purposes of NASD Rule 4350(i)(1)(D), as the issuance of Common Stock upon exercise of the Warrant or the issuances described in clause (iii) above (such other sales, issuances or potential issuances, the “Other Related Offerings”), and (vi) upon exercises of the Common Stock Purchase Warrants dated March 25, 2004 issued to Financial West Group, Robert Schacter and Thomas Griesel (the issuances upon such exercises, the “Reedland Issuances”) without breaching the Company’s obligations under the rules and regulations of the Principle Market (the “Principal Market Cap”), which amount shall be calculated for all the Warrants as the amount of the Principal Market Cap less the aggregate number of shares of Common Stock issued or to be issued as contemplated by clauses (ii) through (vi), except that such limitation shall not apply in the event that the Company (A) obtains the Shareholder Approval (as defined in the Debenture) or (B) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Holder. Until such approval or written opinion is obtained, the Holder pursuant to the Purchase Agreement (the “Purchaser”) shall not be issued, upon conversion of Debentures or exercise of any Warrants held by the Purchaser, shares of Common Stock in an amount greater than the amount of the Principal Market Cap allocated to it in accordance with this paragraph. Subject to the following sentence, the Principal Market Cap Allocation of a holder shall be: (I) in the case of the initial holder, prior to any transfers, the Principal Market Cap minus the shares of Common Stock issued or issuable pursuant to clauses (iii) through (vi) above; (II) in the case of a transferor, the amount equal to (x) such transferor’s Principal Market Cap Allocation immediately prior to such transfer minus (y) the amount of the Principal Market Cap Allocation allocated to the applicable transferee pursuant to clause (III)(y), and (III) in the case of any transferee, the sum of (x) such transferee’s Principal Market Cap Allocation immediately prior to the applicable transfer, plus (y) the Principal Market Cap Allocation of the transferor immediately prior to such transfer multiplied by a fraction, the numerator of which is the sum of (1) the principal balance (not including any accrued interest or penalties added to the Principal Amount) of the Debentures so transferred divided by the Conversion Price, plus (2) the number of Warrant Shares issuable upon exercise of any Warrants so transferred, and the denominator of which is sum of (1) the principal balance (not including any accrued interest or penalties added to the Principal Amount) of the Debentures held by the transferor immediately prior to such transfer divided by the Conversion Price, plus (2) the number of Warrant Shares issuable upon exercise of any Warrants held by the transferor immediately prior to such transfer, plus (3) the aggregate number of Warrant Shares and Common Shares previously issued to the transferor upon conversion of Warrants or Debentures, respectively. In the event that any holder of Debentures shall convert all of such holder’s Debentures and exercise all of such holder’s Warrants into a number of shares of Common Stock which, in the aggregate, is less than such holder’s Principal Market Cap Allocation, then the difference between such holder’s Principal Market Cap Allocation and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Principal Market Cap Allocations of the remaining holders of Debentures on a pro rata basis in proportion to the aggregate principal amount of the Debentures then held by each such holder.

(d) Notwithstanding the foregoing provision regarding payment of the Exercise Price in cash, during any time after the Effectiveness Deadline (as defined in the Registration Rights Agreement) that the Warrant Shares are not subject to an effective

Registration Statement as required by the terms of the Registration Rights Agreement, the Holder, by indicating its intent to do so on the Notice of Exercise Form, may elect to receive a reduced number of Warrant Shares in lieu of tendering the Exercise Price in cash. In such case, the number of Warrant Shares to be issued to the Holder shall be computed using the following formula:

          Y x (A-B)

X =   ––––––––

          A

(X) = the number of Warrant Shares to be issued to the Holder upon such “cashless exercise”;

(A) = the VWAP (as defined in Section 18 below) on the Trading Day immediately preceding the date on which such exercise is effective;

(B) = the Exercise Price of the Warrants, as adjusted; and

(Y) = the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant.

4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

5. Charges, Taxes and Expenses.

(a) Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and payment in immediately available funds of a sum sufficient to reimburse the Company for any transfer tax incidental thereto.

(b) Notwithstanding anything to the contrary in this Warrant, the Company (or its agent) shall be authorized to deduct and withhold any taxes imposed under the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable provision of state, local or foreign tax law, on amounts paid or deemed paid in respect of the Warrant, and any amount so deducted and withheld shall be treated as paid by the

Company to holders of the Warrants in accordance with the terms hereof. Without limiting the foregoing, in the event of a deemed dividend under Section 305 of the Code, holders of the Warrant will pay to the Company the amount of any withholding taxes that become due, or the Company will be entitled to reduce the amount of any other consideration payable to a holder of a Warrant in order to pay such withholding taxes.

6. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

7. Transfer, Division and Combination.

(a) Subject to compliance with any applicable securities laws and the conditions set forth in Sections 1 and 7(e) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.

(b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

(c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 7.

(d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

(e) The Company may require, as a condition of allowing any transfer of this Warrant (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope reasonably satisfactory to the Company) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a)(1), (a)(2),

(a)(3), (a)(7), or (a)(8) promulgated under the Securities Act or a qualified institutional buyer as defined in Rule 144A(a) under the Securities Act.

8. No Rights as Shareholder until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of a cashless exercise), the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment and this Warrant shall no longer be issuable with respect to such Warrant Shares.

9. Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

11. Adjustments of Exercise Price and Number of Warrant Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

12. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or Common Stock of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume all the obligations and liabilities of the Company hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 12. For purposes of this Section 12, “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 12 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations, spin-offs, or dispositions of assets.

13. Exercise Price Adjustment.

(a) In the event that on or subsequent to the Closing Date, the Company issues or sells any shares of Common Stock or other securities which are convertible into or exchangeable for its Common Stock or any convertible securities, or any warrants or other rights to subscribe for or to purchase or any options for the purchase of its Common Stock or any such convertible securities (other than shares or options issued or which may be issued pursuant to (i) the Company’s current employee option plans or shares issued upon exercise of options, warrants or rights outstanding on the date of the Purchase Agreement and listed in the Company’s most recent periodic report filed under the 1934 Act or in the Purchase Agreement, or (ii) arrangements with the Holder) at an effective price per share price which is less than the Exercise Price then in effect immediately prior to such issue or sale, then the Exercise Price in effect immediately prior to such issue or sale shall be reduced effective concurrently with such issue or sale to an amount determined by multiplying the Exercise Price then in effect by a fraction, (x) the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale, plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for such additional shares would purchase at the Exercise Price then in effect; and (y) the denominator of which shall be the number of shares of Common Stock of the Company outstanding immediately after such issue or sale.

(b) For the purposes of the foregoing adjustments, in the case of the issuance of any convertible securities, warrants, options or other rights to subscribe for or to purchase or exchange for, shares of Common Stock (“Convertible Securities”), the maximum number of shares of Common Stock then issuable, whether or not vested, upon exercise, exchange or conversion of such Convertible Securities shall be deemed to be outstanding, provided that no further adjustment shall be made upon the actual issuance of Common Stock upon exercise, exchange or conversion of such Convertible Securities.

(c) The number of shares which may be purchased hereunder shall be increased proportionately to any reduction in Exercise Price pursuant to this Section 13, so that after such adjustments the aggregate Exercise Price payable hereunder for the increased number of shares shall be the same as the aggregate Exercise Price in effect just prior to such adjustments for the number of shares this Warrant was exercisable into prior to such adjustment.

(d) Notwithstanding the above in this Section 13, there shall be no adjustment under this Section 13 for the offer or Conversion of the Debentures or the Elliott Purchased Shares or the Option Shares issued pursuant to the terms of the Elliott Purchase Agreement or for the other Related Offerings effected substantially contemporaneously with the Elliott Purchase Agreement (containing substantially the same terms as the Elliott Purchase Agreement other than the amount of shares purchased and the aggregate purchase price paid), including shares of Common Stock issued or issuable (including pursuant to options) to Portside Growth & Opportunity Fund (“Portside”) pursuant to the terms of the Securities Purchase Agreement dated as of April 15, 2004 entered into by and between the Company and Portside.

14. Other Distributions. If at any time after the date hereof the Company distributes to holders of its Common Stock, other than as part of its dissolution, liquidation or the winding up of its affairs, any shares of its capital stock, any evidence of indebtedness or any of its assets (other than Common Stock), then, as part of such distribution, the Company shall make lawful provision so that there shall thereafter be deliverable upon the exercise of this Warrant or any portion thereof, in addition to the number of Warrant Shares receivable upon exercise of the Warrant, and without payment of any additional consideration, the amount of the dividend or other distribution to which the holder of the number of shares of Common Stock obtained upon exercise hereof would have been entitled to receive had the exercise occurred as of the record date for such dividend or distribution.

15. Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall give notice thereof to the Holder, which notice shall state the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

16. Notice of Corporate Action. If at any time:

(a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

(b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

(c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least ten (10) business days’ prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least ten (10) business days’ prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their Warrant Shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 19(d).

17. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. Subject to the limitations set forth in Section 3(c) above, the Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

18. Call. At any time and from time to time following the six (6) month anniversary of the Effective Date of the Registration Statement, the Company shall have the right, upon 20 Business Days’ prior written notice to the Holder (“Call Notice”), to call all or any portion of this Warrant at a price equal to $0.05 per Warrant at any time provided that (i) the Warrant Shares are registered for resale pursuant to the Securities Act and have been for at least the 20-Trading Day period preceding the Call Notice, (ii) the Prospectus has not been suspended at any time during the 20-Trading Day period preceding the Call Notice, (iii) the Common Stock is currently listed (and is not suspended from trading) on the Principal Market as of the date the Call Notice is delivered to the Holder through the effective date of such call, (iv) the Company is not in default (or taken any action or failure to act which through the passage of time would result in a default) under the Registration Rights Agreement, (v) exercise of the Warrant in whole will not cause the Holder to exceed the Section 3(c) limitations, (vi) the VWAP of the Common Stock on the Principal Market is equal to or greater than 200% of the Exercise Price (subject to adjustment to reflect forward or reverse stock splits, stock dividends, recapitalizations and the like)(the “Threshold Price”) for at least 20 consecutive Trading Days (all of which shall have occurred after the six month anniversary of the Effective Date), and (vii) the Call Notice is delivered within 3 Business Days’ of the most recent day in the previous clause and that the Common Stock reached the Threshold Price. At any time prior to the effective date of such call, the Holder shall have the right to exercise this Warrant in accordance with its terms.

“VWAP” shall mean for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on an Approved Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the primary Approved Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. ET to 4:02 p.m. Eastern Time) using the HP function; (b) if the Common Stock is not then listed or quoted on an Approved Market and if prices for the Common Stock are then quoted on the OTC Bulletin Board, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by the Company and Holder in good faith.

19. Miscellaneous.

(a) Jurisdiction. This Warrant shall constitute a contract under the laws of New York, without regard to its conflict of law, principles or rules.

(b) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws and/or as set forth in the Purchase Agreement.

(c) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies, provided, however, that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(d) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

(e) Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of

Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(f) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(g) Successors and Assigns. Subject to applicable securities laws and Sections 1 and 7 of this Warrant, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

(h) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

(i) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(j) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

IN WITNESS WHEREOF, the Company has caused this Amended and Restated Warrant to be executed by its officer thereunto duly authorized.

Dated: September 15, 2004

STAR SCIENTIFIC, INC.

By:	/s/ Paul L. Perito
	Name:	Paul L. Perito
	Title:	Chairman, President & C.O.O

NOTICE OF EXERCISE

To: Star Scientific, Inc.

(1) The undersigned hereby elects to purchase                  Warrant Shares of Star Scientific, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes and legal opinions, if any.

(2) Payment shall take the form of (check applicable box):

☐ in lawful money of the United States; or

☐ the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 3(d), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 3(d).

(3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

___________________________________________

___________________________________________

___________________________________________

___________________________________________

The Warrant Shares shall be delivered to the following:

___________________________________________

___________________________________________

___________________________________________

(4) Accredited Investor/Qualified Institutional Buyer. The undersigned is either: (i) an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended.

[PURCHASER]

By:
Name:
Title:
Dated:

ASSIGNMENT FORM

(To assign the foregoing warrant, execute

this form and supply required information.

Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

________________________________________________________________________whose address is

______________________________________________________________________________________________.

_____________________________________________________________________________________

Dated: ______________, _____

Holder’s Signature: ____________________________

Holder’s Address:   ____________________________

                                     ____________________________

                                     ____________________________

Signature Guaranteed: __________________________________________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.